Basis of Presentation and Summary of Significant Accounting Policies - Components of Other (Expense) Income, Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other (expense) income, net:
Foreign currency (losses) gains, net	$ (24,659)	$ 16,682	$ (40,132)
Other income	3,778	8,728	706
Other expense	(6,262)	(3,709)	(833)
Total other (expense) income, net	$ (27,143)	$ 21,701	$ (40,259)